GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 1 GO FURTHER. DO MO E. OME HOME SAFELY. EC225 and S92, Norway CHC Helicopter is the operating company of CHC Group Ltd. (NYSE: HELI) CHC Helicopter Fiscal 2015 Second Quarter December 10, 2014

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 2 Presenters Bill Amelio President and Chief Executive Officer Joan Hooper Chief Financial Officer Aberdeen, Scotland Port Harcourt, Nigeria Rio de Janeiro, Brazil Perth, Australia

Page 3 GO FURTHER. DO MORE. COME HOME SAFELY. Forward-Looking Statements and non-GAAP Financial Measures This presentation contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and other applicable securities legislation. All statements, other than statements of historical fact included in this presentation regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements“. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include our ability to satisfy conditions to the final tranche of the equity investment transaction with CD&R on the proposed terms and timeframe; volatility in the oil and gas sector generally, and the potential impact of such volatility on offshore exploration and production, particularly on demand for offshore transportation services, competition in the markets we serve, our ability to secure and retain long-term support contracts, our ability to maintain standards of acceptable safety performance, political, economical, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, inability to obtain or maintain government issued licenses or related approvals, inability to obtain or maintain necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward- looking information, whether as a result of new information, future events or otherwise. We make certain statements in this presentation that include references to “non-GAAP financial measures,” as defined by SEC regulations. We have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix or footnoted. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. The preferred shares offered to the purchaser in the private placement and referred to in the presentation have not been and will not be registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Page 4 GO FURTHER. DO MORE. COME HOME SAFELY. Key Takeaways • CD&R equity accelerates our ability to: – Strengthen balance sheet – Improve long-term cash flow • O&G cost discipline, oil prices influencing market – Some exploration cancelled, other projects delayed • CHC persistent focus: safety, efficiency, costs • We remain optimistic about long-term demand

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 5 Accident-Rate Benchmarking CHC’s five-year rolling average as of Nov. 1 is 0.38 accidents/100,000 flight hours N u m b er o f ac cid en ts/ 1 0 0 K f lig h t h ou rs Safety: Maintaining Leading Performance • ICAO “accident” definition: flight incident resulting in fatal or serious injury, or aircraft lost or sustaining damage or structural failure. • Offshore average rate per 2009 OGP Report, Page 6 • Twin Helicopters average rate inferred from worldwide accident-rate table, 2009 OGP Report, Page 4 • CHC rate includes the October 2012 controlled landing and August 2013 accident, both in North Sea 1.8 0.8 0.38 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 Offshore Operations Twin Helicopters CHC

Page 6 GO FURTHER. DO MORE. COME HOME SAFELY. HeliOffshore: Improving Offshore Industry Safety • Focused only on collaborative offshore flight safety – Initially in North Sea, but quickly worldwide • Emerged from work of JOR, EHOC • CHC founding member with Bond, Bristow, Era, PHI • Focus: best practices, technology, common standards

Page 7 GO FURTHER. DO MORE. COME HOME SAFELY. EC225 Update • CHC’s EC225 aircraft back in service for past year • Majority of redesigned shafts already installed – Remainder to be done by April 2015

Page 8 GO FURTHER. DO MORE. COME HOME SAFELY. Update: CD&R Investment, Board Changes • CD&R purchasing total $600M in preferred shares • Final closing expected by Dec. 15 • Investment being used to strengthen balance sheet • Three new directors: – John Krenicki (chairman), Nate Sleeper, Rob Volpe

Page 9 GO FURTHER. DO MORE. COME HOME SAFELY. Q2 Operating Highlights • Major contract wins including Total in North Sea – Up to seven years flying to UKCS destinations • Increasing capabilities in Heli-One MRO segment – Completion of Airbus AS322L ‘G-Check’ in Poland – Modification of Sikorsky S-76 C+s for Waypoint Leasing

Page 10 GO FURTHER. DO MORE. COME HOME SAFELY. Positioning CHC to Thrive in All Conditions • Transforming for effectiveness, efficiency – Better aligning costs with market realities – Further improving services to customers • Remaining focused on long-term: – Demand as O&G goes further offshore – Ability to operate safely, reliably, with high value – Optimizing everything we control

Consolidated Results

- Revenue up 3% driven by:
  - Growth in new contracts in both Helicopter Services and Heli-One segments
- EBITDAR up 14%
  - Improved margins from contracts in Helicopter Services
  - EC225 fleet fully available
  - Reduction in maintenance cost from transformation benefits and timing of maintenance events

CHC Consolidated	Quarter			YTD		
($ in millions except margin, share count, and EPS)	FY14 Q2	FY15 Q2	%	FY14 Q2	FY15 Q2	%
Revenue	443	458	3	858	919	7
Operating Revenue[(1)]	403	414	3	776	835	8
EBITDAR[(2)]	109	125	14	220	237	7
EBITDAR Margin[(3)]	27%	30%	310bps	28%	28%	-10bps
Net Loss[(4)]	(26)	(25)	5	(58)	(62)	(6)
Share Count[(5)]	77,519,484	80,599,164	4	77,519,484	80,564,925	4
Net loss per ordinary share[(6)]	(0.34)	(0.31)	9	(0.75)	(0.77)	(3)

Note: all comparisons are year over year unless otherwise noted

1. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers.
2. Adjusted EBITDAR excluding special items is referred to as EBITDAR in this document. See Appendix for reconciliation to GAAP measures.
3. Adjusted EBITDAR margin is referred to in this document as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue.
4. Adjusted Net Loss is referred to as Net Loss in this document. See Appendix for reconciliation to GAAP measures.
5. Adjusted share count is the number of ordinary shares outstanding at the date of our initial public offering for the prior year quarter and prior year period and the weighted average for the current year quarter and current year period..
6. Adjusted net loss per share is calculated by dividing adjusted net loss available to common stockholders by adjusted share count.

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Page 11

Helicopter Services (HS)

- Revenue up 2% driven by contracts with improved margins in WNS, AEA, and Americas
  - Partially offset by contract completions in Asia Pacific and Eastern North Sea
- EBITDAR increased by 15% due to:
  - New contracts
  - EC225 return to service, fleet fully available compared to last year
  - Decrease in maintenance cost

Announced in Q2: Long term, multi-aircraft contract across UKCS with key customer Total

Helicopter Services	Quarter			YTD		
($ in millions except margin)	FY14 Q2	FY15 Q2	%	FY14 Q2	FY15 Q2	%
Operating Revenue	368	373	1	713	758	6
Reimbursable revenue	40	44	9	82	83	2
Total External Revenue	408	417	2	795	841	6
EBITDAR	120	138	15	247	265	7
EBITDAR Margin(1)	33%	37%	420bps	35%	35%	40bps
($ in thousands except HE count)						
HE Rate(2)	2,243	2,312	3	4,292	4,685	9
Average HE Count(3)	164.0	161.5	(2)	166.2	161.7	(3)

1. Adjusted EBITDAR margin is referred to in this document as EBITDAR margin. It is calculated as adjusted EBITDAR divided by Operating Revenue.
2. Heavy Equivalent Rate (HE) is the 3rd party operating revenue from Helicopter Services segment divided by average HE count.
3. Our heavy and medium helicopters, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters that are held for sale.

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Page 13 GO FURTHER. DO MORE. COME HOME SAFELY. Heli-One Boundary Bay, Canada Boundary Bay, Canada Heli-One Quarter YTD ($ in millions except margin) FY14 Q2 FY15 Q2 % FY14 Q2 FY15 Q2 % External Revenue 35 41 16 63 78 24 Inter-Segment revenue 43 36 (17) 81 60 (25) Total Revenue 79 77 (2) 143 138 (4) EBITDAR 8 8 (4) 13 13 6 EBITDAR Margin 11% 10% -30bps 9% 10% 80bps • Third-party revenue rose 16% driven by increased PBH and MRO work • EBITDAR dollars essentially flat from lower internal revenue from HS due to timing of maintenance events Announced in Q2: Contract to provide maintenance support to new Malaysian company Sazma Aviation

Page 14 GO FURTHER. DO MORE. COME HOME SAFELY. Stronger Balance Sheet Drives Long Term Value Creation • Lowers leverage, fixed charges – $500 million of gross proceeds already received – Remaining $100 million expected to be received on December 15 – Redeemed $105 million of Unsecured Notes in November – Additional opportunity to repurchase Senior Secured debt – Increase mix of owned aircraft • Benefits of transaction prompted Moody’s to change outlook on CHC from neutral to positive Issuance of $600 million Convertible Preferred Shares Strengthens Balance Sheet Accelerates plans to de-lever and reduce fixed charges Annualized benefit to cash flow of $50-$60 million

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 15 Free Cash Flow, Liquidity & Leverage 1. Free cash flow is a non-cash financial measure defined as cash provided by operating activities less cash used in investing activities. See slide 19 for details. 2. Liquidity is a non-GAAP financial measure which was comprised of cash and cash equivalents of $108 million, unused capacity in the revolver of $331 million, net of letters of credit of $45 million, plus undrawn overdraft facilities of $25 million. 3. Adjusted Net Debt is a non- cash financial measures calculated as net debt plus NPV of lease commitments as of July 31 and October 31, 2014 discounted at 9%. See slide 24 for net debt reconciliation. ($ in millions) FY14 Q2 FY15 Q2 $ Change Free Cash Flow(1) (173) (209) (36) Cash and Equivalents 84 108 24 Liquidity(2) 430 464 34 ($ in millions except leverage ratio) FY15 Q1 FY15 Q2 $ Change Adjusted Net Debt(3) 2,648 2,631 (17) Adjusted Net Debt(3)/EBITDAR 5.6x 5.4x (0.2x) • Free Cash Flow decline(1) driven by: ‒ Increased lease costs on higher value new technology aircraft ‒ Higher net expansionary capex due to increase in ownership of aircraft o Using proceeds from issuance of convertible preferred shares, improving operating cash flow in the long term ‒ Partially offset by lower aircraft deposits and decrease in maintenance capex • Leverage declined to 5.4x from prior quarter supported by $110 million from CD&R Liquidity increases by $34 million, leverage drops to 5.4X

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 16 • Reduce leverage, grow incremental cash flow – Accelerated by $600M convertible preferred share transaction • Maintain disciplined capital allocation Disciplined Growth Strengthen Balance Sheet Disciplined Growth Expand EBITDAR and Margin • Deploy fleet for deepwater/ultra-deepwater services • Expansion in high growth markets • Grow stable revenues backed by long-term contracts • Fleet mix, pricing discipline, transformation Financial Priorities

Page 17 GO FURTHER. DO MORE. COME HOME SAFELY. Key Takeaways • CD&R equity accelerates our ability to: – Strengthen balance sheet – Improve long-term cash flow • O&G cost discipline, oil prices influencing market – Some exploration cancelled, other projects delayed • CHC persistent focus: safety, efficiency, costs • We remain optimistic about long-term demand

Page 18 GO FURTHER. DO MORE. COME HOME SAFELY. APPENDIX

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 19 Free Cash Flow • Total free cash flow of ($209 million), a $36 million higher use of cash vs last year ‒ Largely driven by higher use of cash in investing cash flow • Cash used in operating activities, $6 million higher use than last year ‒ Increased lease costs as higher valued new technology aircraft are financed • Cash used in investing activities, $30 million higher use than last year ‒ Higher net expansionary capex due to increase in ownership of aircraft ‒ Partially offset by lower aircraft deposits and decrease in maintenance capex Free Cash flow ($US Million) FY14 YTD FY15 YTD VAR Cash flow from operating activities before changes in working capital (16) (23) (8) Changes in operating assets and liabilities (4) (3) 1 Cash flow used in operating activities (20) (26) (6) Net Expansionary capex (113) (134) (22) Maintenance capex (52) (43) 9 Disposals 14 7 (7) Restricted Cash and Other (2) (12) (10) Total Cash Used in Investing Activities (153) (183) (30) Total Free Cash Flow (173) (209) (36)

Page 20 GO FURTHER. DO MORE. COME HOME SAFELY. EPS after issuance of Convertible Preferred Shares: Basic Diluted Net Loss Net loss – preferred dividends(1) Weighted average share count of common shares outstanding Not calculated Net income Net income to common shareholders(2) – Preferred dividends Weighted average share count of common common shares outstanding Net income Weighted average share count of common shares outstanding + Preferred shares which are assumed to be converted to common • When in a net loss position: report GAAP and adjusted EPS based on basic share count only • When in a net income position: report GAAP and adjusted EPS on a basic and diluted basis EPS Calculations for Convertible Preferred Shares Generally Accepted Accounting Principles: Convertible Preferred Shares 1. Both cash dividends and dividends paid in kind are not included in net income . They are only included in the EPS calculation and can be found in Statements of Shareholders Equity. Cash dividend will impact financing cash flow while dividends paid in kind will have no impact on the cash flow statements. 2. Net income will be allocated between common and preferred shareholders as preferred shareholders participate equally in dividends.

Page 21 GO FURTHER. DO MORE. COME HOME SAFELY. EBITDAR - Non-GAAP Reconciliation (Expressed in thousands of United States dollars) (Unaudited) EBITDAR: Reconciliation to GAAP measures Three months ended Six months ended October 31, 2013 October 31, 2014 October 31, 2013 October 31, 2014 Helicopter Services $ 120,495 $ 138,026 $ 246,562 $ 264,827 Heli-One 8,402 8,035 12,598 13,311 Corporate (20,541) (22,689) (38,657) (44,351) Eliminations (626) (640) (1,394) (659) Adjusted EBITDAR 107,730 122,732 219,109 233,128 Helicopter lease and associated costs (55,166) (64,538) (110,445) (127,818) Depreciation (38,694) (33,153) (70,751) (66,878) Asset impairments (15,690) (146,131) (23,014) (146,406) Loss on disposal of assets (3,299) (2,619) (4,421) (7,878) Operating income (loss) (5,119) (123,709) 10,478 (115,852) Interest on long-term debt (39,146) (34,715) (77,854) (69,587) Foreign exchange gain (loss) 184 (13,279) (12,903) (8,371) Other financing income (charges) (1,708) 2,188 4,115 (2,137) Loss before income tax (45,789) (169,515) (76,164) (195,947) Income tax expense (5,492) (7,225) (10,800) (15,112) Net loss $ (51,281) $ (176,740) $ (86,964) $ (211,059)

EBITDAR and Net Income: Non-GAAP Reconciliation

EBITDAR excluding special items - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Six months ended	
	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014
Adjusted EBITDAR	$ 107,730	$ 122,732	$ 219,109	$ 233,128
Corporate transaction costs[1]	1,312	1,823	1,312	3,524
Adjusted EBITDAR excluding special items	**$ 109,042**	**$ 124,555**	**$ 220,421**	**$ 236,652**

Adjusted net loss - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Six months ended	
	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014
Net loss attributable to controlling interest	$ (50,990)	$ (183,582)	$ (89,321)	$ (225,682)
Corporate transaction costs[1]	1,312	1,823	1,312	3,524
Asset impairments	15,690	146,131	23,014	146,406
Loss on disposal of assets	3,299	2,619	4,421	7,878
Foreign exchange loss (gain)	(184)	13,279	12,903	8,371
Loss on debt extinguishment[2]	—	—	—	7,444
Unrealized loss (gain) on derivatives	4,424	(5,338)	(10,340)	(9,681)
Adjusted net loss	**$ (26,449)**	**$ (25,068)**	**$ (58,011)**	**$ (61,740)**
Redeemable convertible preferred share dividends	—	(27)	—	(27)
Adjusted net loss available to common stockholders[3]	**$ (26,449)**	**$ (25,095)**	**$ (58,011)**	**$ (61,767)**

(1) Corporate transaction costs include costs related to senior executive turnover, expenses related to the initial public offering, potential financing and other transactions.
(2) Loss on extinguishment incurred in May 2014 on the redemption of $65.0 million of our senior secured notes at premiums ranging from 8.00% to 9.13% of the principal.
(3) Adjusted net loss available to common stockholders includes redeemable convertible preferred share dividends but excludes the adjustment of $31.2 million to our redeemable non-controlling interest to redemption amount which was recognized in additional paid-in capital in the three and six months ended October 31, 2014.

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Page 23 GO FURTHER. DO MORE. COME HOME SAFELY. (Expressed in thousands of United States dollars) (Unaudited) Adjusted Net Loss: Non-GAAP Reconciliation Three months ended Six months ended October 31, 2013 October 31, 2014 October 31, 2013 October 31, 2014 Adjusted EBITDAR excluding special items $ 109,042 $ 124,555 $ 220,421 236,652 Helicopter lease and associated costs (55,166) (64,538) (110,445) (127,818) Depreciation (38,694) (33,153) (70,751) (66,878) Loss on debt extinguishment — — — 7,444 Unrealized loss (gain) on derivatives 4,424 (5,338) (10,340) (9,681) Interest on long-term debt (39,146) (34,715) (77,854) (69,587) Other financing income (charges) (1,708) 2,188 4,115 (2,137) Income tax expense (5,492) (7,225) (10,800) (15,112) Earnings attributable to non-controlling interests 291 (6,842) (2,357) (14,623) Adjusted net loss $ (26,449) $ (25,068) $ (58,011) $ (61,740)

Page 24 GO FURTHER. DO MORE. COME HOME SAFELY. Adjusted Net Debt Reconciliation 1. NPV of lease commitments as of July 31, 2014 and October 31, 2014 discounted at 9%. Adjusted Net Debt At July 31, 2014 At October 31, 2014 ($US Million) Long-term debt 1,481 1,373 Current portion of long-term debt 4 109 Discount on notes 11 11 Premium on notes (1) (1) Less: Cash on Balance Sheet (120) (108) Net Debt 1,374 1,383 NPV of lease commitments (1) 1,274 1,249 Adjusted Net Debt 2,648 2,631

Page 25 GO FURTHER. DO MORE. COME HOME SAFELY. Fleet1, HE count2 and HE rate3 trends Fleet Statistics Technologically Advanced Fleet • Average age down from ~17 years in fiscal 2007 to ~11 years • New technology aircraft accounts for 81% of fleet value • Improved returns • In Q2 YTD FY15, HE rate up 9% 263 252 247 236 174 169 165 165 $6.84 $8.03 $8.73 $8.82 0 1 2 3 4 5 6 7 8 9 10 0 50 100 150 200 250 300 FY11 FY12 FY13 FY14 Fleet Count Heavy Equivalent (HE) HE Rate 1. Fleet count at fiscal year end. 2. Heavy and medium helicopters, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters that are held for sale. Shown above is average HE count of 5 quarters. 3. Heavy Equivalent (HE) Rate is the 3rd party operating revenue from HS segment divided by average HE count. Shift towards new technology aircraft supports increase in HE rate

Page 26 GO FURTHER. DO MORE. COME HOME SAFELY.  2 pilots; 12 – 15 passengers 39 in Fleet  2 pilots; 10-13 passengers 19 in Fleet Other S92  2 pilots; 19 passengers 44 in Fleet EC225  2 pilots; 19 passengers 38 in Fleet S76 Series  2 pilots; 12 passengers 57 in Fleet AS332L, L1, L2  2 pilots; 17-19 passengers 37 in Fleet 234 Heavy/Medium twin engine helicopters with ~$3 Billion Fleet Value*  Fleet average age ~10 years * Fleet value is based on 2014 Ascend and Helivalue$ mid-life appraised value based on fleet count as of October 31, 2014. AW139 H ea v y M e d iu m  Fleet comprised entirely of heavy and medium aircraft Leading Operator of Heavy and Medium Aircraft

Page 27 GO FURTHER. DO MORE. COME HOME SAFELY. Additional Fleet Detail – October 31, 2014 1. Approximate range based on maintaining a 30-minute fuel reserve Helicopter Model Count Cruise Speed (kts) Appr. Range (nm) full pax 1 Passengers Max Weight (lbs) Sikorsky S92A 44 145 400 19 26,500 Airbus EC225 38 145 400 19 24,250 Airbus AS332L, L1, L2 37 130-140 250-350 17-19 18,000 -20,500 Heavy total 119 Agusta AW139 39 145 280 12-15 15,000 Sikorsky S76C++ 23 145 220 12 11,700 Sikorsky S76C+ 20 145 175 12 11,700 Sikorsky S76A/B/C 14 135 110-130 12 10,800– 11,700 Bell 412 8 125 135 13 11,900 Airbus AS365 Series 6 120-145 80 11 9,500 Airbus EC135/145/155 5 NA (EMS only) Medium total 115 Total 234 Hea v y M edi u m New technology aircraft represents ~81% of total CHC Fleet Value

Page 28 GO FURTHER. DO MORE. COME HOME SAFELY. Expand in High Growth Markets: Strategically Positioned Fleet Eastern North Sea Western North Sea 13 7.5 38 35 Africa Euro Asia Southeast Asia Fleet positioned to quickly respond to changing industry dynamics and regional developments Global footprint servicing offshore oil and gas markets – optimally positioned for growth 1. HE Count as of October 31, 2014. A Heavy Equivalent (“HE”) aircraft count is calculated by weighting heavy and medium aircraft at 100% and 50% respectively; count excluding held for sale 2. Regional breakdowns do not include aircraft that are on dry lease or in post delivery modifications FY15 Q2 HE1: 160 Americas 31.5 29 Australia 2 Nigeria

Page 29 GO FURTHER. DO MORE. COME HOME SAFELY. Helicopter Services Regional Revenue break-down – FY14-Q2 vs. FY15-Q2 Third Party Revenue US $millions FY14-Q2 FY15-Q2 YoY % FY14-YTD FY15-YTD YoY%YoY % Eastern North Sea $97 $92 (5)% $192 $194 1% Western North Sea 103 111 8% 204 230 13% Americas 73 76 4% 131 148 13% Asia Pacific 87 83 (4)% 172 164 (5)% Africa Euro Asia 48 54 13% 95 102 8% Other — 2 NA 2 3 50% Helicopter Services and Fleet $408 $417 2% $795 $841 6%

Page 30 GO FURTHER. DO MORE. COME HOME SAFELY. Heli-One and Helicopter Services Segment (HS) Realignment Old New Internal Revenue Recognition Heli-One recognized fixed rate power by the hour (PBH) based on Helicopter Services flight hours Heli-One generated revenue from passed through costs procured from outsourcing of work not covered by Heli- One to Helicopter Services Heli-One revenue recognized based on time and materials (T&M) Internal Cost Recognition Helicopter Services incur costs based on power by the hour (PBH) based on flight hours Heli-One procures costs from outsourcing of work not covered by Helicopter Services Helicopter Services incur costs based on timing of maintenance event Helicopter Services procures costs directly from external vendors for services not covered by Heli-One • Changed the way revenue and costs are recognized between Heli-One and Helicopter Services • Reporting change follows change in how segments are now managed  Heightens accountability for and efficiency of maintenance costs and asset utilization  Next step in transformation initiatives - enabled by centralization and new IT systems  Drives optimal decision making by aligning volume of maintenance events and associated costs to HS  Heli-One’s business model simplified - high maintenance quality with focus on third party customers continues  No impact to consolidated results or external customers, internal business model change only

P&L Structure



Reported Revenue
Direct Costs, G&A
Operating Revenue(1)
EBITDAR
Heli-One
Helicopter Services
D&A
Lease costs
Other(2)
Interest(3)
Tax
Internal
3rd party
HE Count
HE Rate
Net Income

- Helicopter Services Operating revenue is derived from HE count and HE rate
  - HE count = (100% x # heavy AC) + (50% x # medium AC)
    - HE count corresponds to fleet count as of the end of a quarter excluding held for sale aircraft
  - HE rate is operating revenue per HE over a specified period
    - HE rate growth driven by contract pricing and increasing mix of new technology aircraft
    - Denominator uses average HE count to reflect the revenue generating aircraft during period
      - Annual HE rate uses 5 quarter end HE count data (ex. FY14 HE rate uses Q4FY13, Q1-Q4 FY14 HE count data)
      - Quarterly HE rate uses 2 quarter end HE count data (ex. FY14 Q3 HE rate uses Q2 and Q3 FY14 HE count data)
- Heli-One's revenue consists of internal work (for HS) and 3rd party
  - Maintenance, repair, and overhaul (MRO) projects or Power by the Hour (PBH) contracts
- Adjusted EBITDAR is the main measure of performance in the helicopter industry

1. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers.
2. Other includes restructuring costs, impairments, gain/loss on disposals.
3. Interest includes interest on long term debt and other financing charges.

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Free Cash Flow Drivers


Lease payments
Interest
ΔWorking Capital
Tax
Pension
EBITDAR(1)
Other(2)
Operating Cash Flow
Net Expansionary Capex
Maintenance Capex
3rd Party Disposals
Investing Cash Flow
Free Cash Flow
Aircraft Spend:
(deposits + payments at aircraft delivery + gross lease buyouts of existing aircraft less aircraft financing proceeds)
+ Growth in rotables pool
+ New buildings/bases (PPE)
Aircraft base maintenance + replacement of rotables + maintenance of building/bases (PPE)

- Operating cash flow drivers:
  - Increase cash earnings through growing EBITDAR
  - Effective management of interest, tax, and pension costs
  - Improve working capital through supply chain efficiency and lowering DSO
- Investing cash flow drivers:
  - Expansionary capex – capex used for growth of the business
    - Aircraft acquisitions (new deliveries and lease buyouts) and modifications net of financing proceeds
    - Growth in rotables[3], new buildings/bases
  - Maintenance capex – capex used for replenishing assets
    - Aircraft base maintenance, replacement of rotables[3] pool , building and base enhancement etc.
  - Disposals – Represents sales of retired fleet and other assets

1. EBITDAR refers to Adjusted EBITDAR excluding special items net of non-cash items in EBITDAR . See Appendix for reconciliation to GAAP measures.
2. Other includes realized FX gain/loss, and other cash items from financing charges . Please refer to our SEC filings for details of our operating cash flow.
3. Rotables refers to helicopter parts that can be repaired and reused such that they typically have an expected life approximately equal to the helicopters they support

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Page 33 GO FURTHER. DO MORE. COME HOME SAFELY. Glossary of Terms Adjusted EBITDAR = earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, foreign exchange gain (loss) and other financing income (charges) Adjusted EBITDAR excluding special items = Adjusted EBITDAR excluding corporate transaction costs, which includes costs related to senior executive turnover, potential financing and other transactions Adjusted net income(loss) = net loss which excludes corporate transaction costs, asset dispositions, asset impairments, the revaluation of our derivatives and foreign exchange gain (loss), and net income or loss attributable to non-controlling interests and debt extinguishment Adjusted EBITDAR margin = Adjusted EBITDAR excluding special items/operating revenue Operating revenue = Total revenue less reimbursable revenue which is costs reimbursed from customers Weighted adjusted share count = the number of ordinary shares outstanding at our IPO date, adjusted for the weighted average of shares issued subsequent to this date Adjusted net loss per share = adjusted net loss available to common shareholders/weighted adjusted share count Free cash flow = cash provided by operating activities less cash used in investing activities Liquidity = cash and cash equivalents and unused capacity in the revolver net of letters of credit plus undrawn overdraft facilities